Exhibit 16

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Christopher Wilson, Kevin Connaughton, Scott Henderson, Michael Clarke, Jeffrey Coleman, Joseph DiMaria, Steven Welsh, Ty Edwards, Barry Finkle, Thomas Flanagan, Robert Kurucza, Marco Adelfio and Steven Cravath, each individually, his true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of Nations Separate Account Trust (the “Trust”):  (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Securities and Exchange Act of 1933, Investment Company Act of 1940, the Securities Exchange Act of 1934 (together the “Acts”) and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust’s Registration Statement on Form N-14 regarding the proposed reorganization of Liberty Variable Investment Trust’s Columbia High Yield Fund, Variable Series into the Trust’s Nations High Yield Bond Portfolio, and any and all amendments thereto; (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Trust.  The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trust.

Dated:  January 19, 2006

/s/ Edward J. Boudreau, Jr.

Edward J. Boudreau, Jr.

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Christopher Wilson, Kevin Connaughton, Scott Henderson, Michael Clarke, Jeffrey Coleman, Joseph DiMaria, Steven Welsh, Ty Edwards, Barry Finkle, Thomas Flanagan, Robert Kurucza, Marco Adelfio and Steven Cravath, each individually, his true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of Nations Separate Account Trust (the “Trust”):  (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Securities and Exchange Act of 1933, Investment Company Act of 1940, the Securities Exchange Act of 1934 (together the “Acts”) and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust’s Registration Statement on Form N-14 regarding the proposed reorganization of Liberty Variable Investment Trust’s Columbia High Yield Fund, Variable Series into the Trust’s Nations High Yield Bond Portfolio, and any and all amendments thereto; (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Trust.  The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trust.

Dated:  January 19, 2006

/s/ William P. Carmichael

William P. Carmichael

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Christopher Wilson, Kevin Connaughton, Scott Henderson, Michael Clarke, Jeffrey Coleman, Joseph DiMaria, Steven Welsh, Ty Edwards, Barry Finkle, Thomas Flanagan, Robert Kurucza, Marco Adelfio and Steven Cravath, each individually, his true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of Nations Separate Account Trust (the “Trust”):  (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Securities and Exchange Act of 1933, Investment Company Act of 1940, the Securities Exchange Act of 1934 (together the “Acts”) and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust’s Registration Statement on Form N-14 regarding the proposed reorganization of Liberty Variable Investment Trust’s Columbia High Yield Fund, Variable Series into the Trust’s Nations High Yield Bond Portfolio, and any and all amendments thereto; (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Trust.  The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to all Attorneys-in-Fact named above if the undersigned ceases to be an officer of the Trust.

Dated:  January 19, 2006

/s/ J. Kevin Connaughton

J. Kevin Connaughton

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Christopher Wilson, Kevin Connaughton, Scott Henderson, Michael Clarke, Jeffrey Coleman, Joseph DiMaria, Steven Welsh, Ty Edwards, Barry Finkle, Thomas Flanagan, Robert Kurucza, Marco Adelfio and Steven Cravath, each individually, his true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of Nations Separate Account Trust (the “Trust”):  (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Securities and Exchange Act of 1933, Investment Company Act of 1940, the Securities Exchange Act of 1934 (together the “Acts”) and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust’s Registration Statement on Form N-14 regarding the proposed reorganization of Liberty Variable Investment Trust’s Columbia High Yield Fund, Variable Series into the Trust’s Nations High Yield Bond Portfolio, and any and all amendments thereto; (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Trust.  The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to all Attorneys-in-Fact named above if the undersigned ceases to be an officer of the Trust.

Dated:  January 19, 2006

/s/ Christopher L. Wilson

Christopher L. Wilson

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Christopher Wilson, Kevin Connaughton, Scott Henderson, Michael Clarke, Jeffrey Coleman, Joseph DiMaria, Steven Welsh, Ty Edwards, Barry Finkle, Thomas Flanagan, Robert Kurucza, Marco Adelfio and Steven Cravath, each individually, his true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of Nations Separate Account Trust (the “Trust”):  (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Securities and Exchange Act of 1933, Investment Company Act of 1940, the Securities Exchange Act of 1934 (together the “Acts”) and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust’s Registration Statement on Form N-14 regarding the proposed reorganization of Liberty Variable Investment Trust’s Columbia High Yield Fund, Variable Series into the Trust’s Nations High Yield Bond Portfolio, and any and all amendments thereto; (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Trust.  The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trust.

Dated:  January 19, 2006

/s/ William A. Hawkins

William A. Hawkins

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Christopher Wilson, Kevin Connaughton, Scott Henderson, Michael Clarke, Jeffrey Coleman, Joseph DiMaria, Steven Welsh, Ty Edwards, Barry Finkle, Thomas Flanagan, Robert Kurucza, Marco Adelfio and Steven Cravath, each individually, his true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of Nations Separate Account Trust (the “Trust”):  (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Securities and Exchange Act of 1933, Investment Company Act of 1940, the Securities Exchange Act of 1934 (together the “Acts”) and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust’s Registration Statement on Form N-14 regarding the proposed reorganization of Liberty Variable Investment Trust’s Columbia High Yield Fund, Variable Series into the Trust’s Nations High Yield Bond Portfolio, and any and all amendments thereto; (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Trust.  The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trust.

Dated:  January 19, 2006

/s/ R. Glenn Hilliard

R. Glenn Hilliard

POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Christopher Wilson, Kevin Connaughton, Scott Henderson, Michael Clarke, Jeffrey Coleman, Joseph DiMaria, Steven Welsh, Ty Edwards, Barry Finkle, Thomas Flanagan, Robert Kurucza, Marco Adelfio and Steven Cravath, each individually, his true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of Nations Separate Account Trust (the “Trust”):  (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Securities and Exchange Act of 1933, Investment Company Act of 1940, the Securities Exchange Act of 1934 (together the “Acts”) and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Trust’s Registration Statement on Form N-14 regarding the proposed reorganization of Liberty Variable Investment Trust’s Columbia High Yield Fund, Variable Series into the Trust’s Nations High Yield Bond Portfolio, and any and all amendments thereto; (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Trust.  The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trust.

Dated:  January 19, 2006

/s/ Minor M. Shaw

Minor M. Shaw